                                                             Exhibit (h)(iii)(B)

                                     FORM OF
                               AMENDED SCHEDULE A
                               Dated August 1,2002
                       to the Sub-Administration Agreement

NAME OF FUND
------------

Fifth Third Government Money Market Fund                   Fifth Third Institutional Government Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third Institutional Money Market Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Michigan Municipal Money Market Fund
Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
Fifth Third Equity Income Fund                             Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                                  Fifth Third Large Cap Growth Fund
Fifth Third Mid Cap Fund                                   Fifth Third Equity Index Fund
Fifth Third International Equity Fund                      Fifth Third Large Cap Value Fund
Fifth Third Technology Fund                                Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Michigan Municipal Bond Fund
Fifth Third Bond Fund                                      Fifth Third Municipal Bond Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third Pinnacle Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Conservative Fund
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderate Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Worldwide Fund                                 Fifth Third LifeModel Aggressive Fund
Fifth Third Micro Cap Value Fund

                                          FIFTH THIRD FUNDS

                                          By:
                                              ---------------------------------
                                          Title:


                                          BISYS FUND SERVICES LIMITED PARTNERSHI
                                          By: BISYS Fund Services, Inc.
                                          General Partner

                                          By:
                                              ---------------------------------
                                          Title: